                                                                  EXHIBIT 10.1



                               FOURTH AMENDMENT TO
                          LIMITED FORBEARANCE AGREEMENT


         THIS FOURTH AMENDMENT TO LIMITED FORBEARANCE AGREEMENT (the "Amendment"), dated as of April 13, 2001, is by and among Doskocil Manufacturing Company, Inc. ("Borrower"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent ("Administrative Agent") for the Lenders.

                                    RECITALS:

A. Borrower, Administrative Agent and Lenders have entered into that certain Limited Forbearance Agreement (as amended, the "Agreement") dated as of February 14, 2001, as amended by that certain First Amendment to Limited Forbearance Agreement dated as of February 28, 2001, Second Amendment to Limited Forbearance Agreement dated as of March 12, 2001, and Third Amendment to Limited Forbearance Agreement dated as of March 26, 2001.

B.

C. Borrower, Westar Capital II LLC and Westar Capital have requested that the Administrative Agent and the Lenders amend the Agreement, and the Administrative Agent and the Lenders have agreed to do so upon the terms herein set forth.

D.

E. NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                   Definitions

ARTICLE 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 1

                                   Amendments

ARTICLE 1.1 Amendment to Limited Forbearance. Effective as of the date hereof,
Section 2.1(b) of the Agreement is hereby amended by deleting therefrom the reference to "March 31, 2001" and substituting in lieu thereof "June 29, 2001".

ARTICLE 1.1 Amendment to Other Agreements. Effective as of the date hereof,
Section 2.2(b) of the Agreement is hereby amended to read as follows:

ARTICLE 1.2

                  "(b) Effective as of the date hereof, accrued but unpaid interest on the Advances outstanding from time to time and the fee payable pursuant to Section 2.15(f)(i) with respect to outstanding Letters of Credit shall be due and payable on the 15th day of each calendar month commencing on May 15, 2001, on the last day of each calendar month, and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date as appropriate."

ARTICLE 1.1 Other Amendments. Effective as of the date hereof, Section 2.2 of the Agreement is hereby amended to add thereto the following subsections (i) and
(j):

ARTICLE 1.2

                  "(i) The Borrower will deliver to the Administrative Agent the following financial reports:

                           (a) the Borrower will deliver on or before Tuesday of each week a 13-week rolling cash flow forecast (including forecasting of receipts and disbursements).

                           (b) the Borrower will deliver on or before Tuesday of each week a variance report delineating all material variances from the prior week's forecast of receipts and disbursements.

                           (c) the Borrower will deliver on or before Tuesday of each week a report with respect to its aggregate Eligible Accounts as of the end of the prior week.

                  (j) Notwithstanding anything to the contrary contained in
         Section 2.5(b) of the Credit Agreement, with respect to the month ending on or about April 30, 2001, the Borrower shall be required to immediately repay Revolving Credit Advances only to the extent that on such date the aggregate principal amount of Revolving Credit Advances and Reimbursement Obligations outstanding under the Credit Agreement exceed the Borrowing Base then in effect by a sum in excess of $100,000."

ARTICLE 1.1 Amendment to Schedule 1. Effective as of the date hereof through and including June 29, 2001, Schedule 1 to the Agreement is hereby amended and restated to read as follows:

ARTICLE 1.2

ARTICLE 1.3 1. Events of Default by reason of the Borrower's failure to comply with Section 7.11 (Maximum Leverage Ratio), Section 7.12 (Minimum Fixed Charge Coverage Ratio), Section 7.13 (Interest Coverage Ratio), and Section 7.21 (Senior Leverage Ratio) for the Borrower's fiscal quarters ending December 31, 2000 and March 31, 2001, to the extent set forth in the Compliance Certificates delivered by Borrower to the Administrative Agent on

February 20, 2001 for the quarter ended December 31, 2000, and on May 11, 2001 for the quarter ended March 31, 2001.

ARTICLE 1.4

ARTICLE 1.5 2. Events of Default by reason of the Borrower's failure to comply with Section 2.2(k) of certain of the Deeds of Trust.

ARTICLE 1.6

ARTICLE 1.7 3. Events of Default under Section 8.1(o) of the Credit Agreement by reason of the Specified Investors' failure to make the payments required under the Support Agreement for Borrower's fiscal quarter ended December 30, 2000, and March 31, 2001.

ARTICLE 1.8

ARTICLE 1.9 4. Events of Default under Section 8.1(b)(i) and 8.1(j) of the Credit Agreement by reason of the Borrower's failure to pay the principal amounts of the Facility A Term Loan Advances and of the Facility B Term Loan Advances due and payable on March 31, 2001.

ARTICLE 1.10

ARTICLE 1.11 5. An Event of Default under Section 8.1(j) of the Credit Agreement by reason of the Borrower's failure to make the interest payment due on March 15, 2001, under the Senior Subordinated Notes.

ARTICLE 1.12

ARTICLE 1.13 6. Events of Default (if any) under Section 8.1(g)(v) of the Credit Agreement as a result of failure to pay when due principal amounts of the Facility A Term Loan Advances and the Facility B Term Loan Advances, interest due under the Senior Subordinated Notes, and lease payments.

ARTICLE 1.14

ARTICLE 1.15 7. Events of Default under Section 8.1(m) of the Credit Agreement with respect to inventory located outside the United States with a value not to exceed $650,000 and registrations of intellectual property outside the United States.

                                   ARTICLE 1

                         Representations and Warranties

         The Borrower represents and warrants to the Lenders and the Administrative Agent that:

ARTICLE 1.1 Authorization; No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement have been duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under any provision of the certificate of incorporation or by-laws of the Borrower or any material agreement or other document binding upon or applicable to the Borrower (or any of its properties) or any law or governmental regulation or court decree or order applicable to the Borrower, and will not result in or require the creation or imposition of any Lien on any of the properties of the Borrower pursuant to the provisions of any agreement binding upon or applicable to the Borrower.

ARTICLE 1.2 Due Execution; Enforceability. This Amendment has been duly executed and delivered by the Borrower and, together with the other Loan Documents, is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

ARTICLE 1.3

ARTICLE 1.4 Reaffirmation of Representations and Warranties. The representations and warranties contained in the Credit Agreement and the other Loan Documents (except for those contained in Sections 4.1(k) and 4.1(u) of the Credit Agreement, Section 2.1(c) of the Deeds of Trust, and, solely as a result of the Subject Events, Section 4.1(o) of the Credit Agreement) are true and correct in all material respects on the date of this Amendment after giving effect to the effectiveness hereof (other than any such representations and warranties that by their terms refer to a specific date, in which case as of such specific date).

                                   ARTICLE 1

                              Conditions Precedent

         This Amendment shall become effective as of April 13, 2001, upon satisfaction of all of the following conditions (such date is herein called the "Agreement Effective Date"):

ARTICLE 1.1 Receipt of Agreement. The Administrative Agent shall have received counterparts of this Amendment sufficient in number to provide one for each Lender, duly executed by the Borrower, the Lenders, the Administrative Agent, Westar Capital II LLC, and Westar Capital.

ARTICLE 1.2

ARTICLE 1.3 Default. No Default shall have occurred and be continuing other than any Default which results solely from the Subject Events.

ARTICLE 1.4

ARTICLE 1.5 Payment of Interest and Fees. The Administrative Agent shall have received on or prior to May 15, 2001, payment of all accrued but unpaid interest on the Advances through May 15, 2001, and the Borrower shall have paid all reasonable expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent or the Lenders, including but not limited to all expenses and fees owed to Winstead Sechrest & Minick P.C. and the Financial Advisor to the extent billed on or prior to the date hereof.

ARTICLE 1.6

ARTICLE 1.7 Compliance Certificate. The Administrative Agent shall have received the Compliance Certificate due pursuant to Section 6.4 of the Credit Agreement for the month ended on or about March 31, 2001, and shall have paid to the Administrative Agent the amount by which the Revolving Credit Advances and Reimbursement Obligations outstanding exceed the Borrowing Base reflected in such Compliance Certificate.

ARTICLE 1.8


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


ARTICLE 1.9 Cooperation. The Borrower shall have cooperated with Financial Advisor and Winstead Sechrest & Minick P.C. in all of their due diligence inquiries.

ARTICLE 1.10

ARTICLE 1.11 Additional Information. The Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

ARTICLE 1.12

                                   ARTICLE 2

                                 Miscellaneous.

ARTICLE 1.1 Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Financial Advisor) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the Agreement and all other instruments or documents provided for herein or therein or delivered or to be delivered hereunder or in connection herewith or therewith. All obligations provided in this Section 5.1 shall survive any termination of this Agreement and the Credit Agreement.

ARTICLE 1.2

ARTICLE 1.3 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Amendment.

ARTICLE 1.4

ARTICLE 1.5 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

ARTICLE 1.6

ARTICLE 1.7 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment. Telecopies of signatures shall be binding and effective as originals.

ARTICLE 1.8

ARTICLE 1.9 Reference to Loan Documents. The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified in all respects. The Borrower hereby additionally ratifies and confirms its obligations pursuant to the Temporary Credit Facility and all documents and instruments executed pursuant thereto or in connection therewith and further agrees that its obligations thereunder are not subject to any claim, offset, defense or counterclaim.

ARTICLE 1.10


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

ARTICLE 1.11 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Lenders. Notwithstanding the foregoing, the Borrower shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Lenders.

ARTICLE 1.12

ARTICLE 1.13               RELEASE.

ARTICLE 1.14

         (a) The Borrower hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

         (a) The Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Documents.

         (a) The agreements of the Borrower set forth in this Section 5.7 shall survive termination of this Agreement.

ARTICLE 1.1 Acknowledgment of the Borrower. The Borrower acknowledges and agrees that the Lenders and the Administrative Agent executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Document other than as specified herein or prejudice any rights or remedies other than as specified herein which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, applicable law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders. The Borrower hereby ratifies and confirms its obligations under the Loan Documents.

ARTICLE 1.2


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

ARTICLE 1.3 Loan Document. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

ARTICLE 1.4

ARTICLE 1.5 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

ARTICLE 1.6

ARTICLE 1.7

                 [Balance of this Page Intentionally Left Blank]



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



       Executed and delivered as of the day and year first above written.

                                          BORROWER:

                                          DOSKOCIL MANUFACTURING COMPANY, INC.


                                          By /s/ SUSAN RICHMAN
                                            ----------------------------------
                                            Name: Susan Richman
                                                 -----------------------------
                                            Title: Vice-President & CFO
                                                  ----------------------------



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



         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                     ADMINISTRATIVE AGENT:

                                     BANK OF AMERICA, N.A., as
                                     Administrative Agent


                                     By /s/ JOHN W. WOODIEL III
                                       ----------------------------------
                                         John W. Woodiel III
                                         Managing Director

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                     LENDERS

                                     BANK OF AMERICA, N.A.


                                     By /s/ JOHN W. WOODIEL III
                                       ----------------------------------
                                         John W. Woodiel III
                                         Managing Director

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    ARK CLO 2000-1, LIMITED

                                    By:  Patriarch Partners, LLC,
                                            its Collateral Manager



                                    By: /s/ LYNN TILTON
                                       ----------------------------------------
                                       Name: Lynn Tilton
                                            -----------------------------------
                                       Title: Authorized Signature
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.


                                    By: /s/ AUTHORIZED SIGNATURE
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                    By: /s/ AUTHORIZED SIGNATURE
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    COMERICA BANK


                                    By:  /s/  ROBIN KAIN
                                       ----------------------------------------
                                       Name:  Robin Kain
                                            -----------------------------------
                                       Title: Vice-President
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    HSBC BANK USA


                                    By:   /s/ DESMOND C. ENGLISH
                                       ----------------------------------------
                                       Name:  Desmond C. English
                                            -----------------------------------
                                       Title: Associate Director
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    IMPERIAL BANK


                                    By:   /s/ ROBIN KAIN
                                       ----------------------------------------
                                       Name:  Robin Kain
                                            -----------------------------------
                                       Title: Vice-President
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    ARCHIMEDES FUNDING, LLC.

                                    BY:  ING Capital Advisors LLC,
                                         as Collateral Manager


                                    By:   /s/  JONATHAN DAVID
                                       ----------------------------------------
                                       Name:   Jonathan David
                                            -----------------------------------
                                       Title:  Vice-President
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    ML CLO XII PILGRIM AMERICA (CAYMAN) Ltd.

                                    By: ING Pilgrim Investments Inc.,
                                        as its investment manager


                                    By:   /s/  DANIEL A. NORMAN
                                       ----------------------------------------
                                       Name:   Daniel A. Norman
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST


                                    By:   /s/ PETER GEWIRTZ
                                       ----------------------------------------
                                       Name:  Peter Gewirtz
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.


                                    KZH SOLEIL LLC


                                    By:  /s/  AUTHORIZED SIGNATURE
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title: Authorized Agent
                                             ----------------------------------

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

         Long Drive Management Trust agrees on behalf of Tri-Links Investment Trust to the terms of the Limited Forbearance Agreement dated as of February 14, 2001, as amended by First Amendment to Limited Forbearance Agreement dated as of February 28, 2001, Second Amendment to Limited Forbearance Agreement dated as of March 12, 2001, Third Amendment to Limited Forbearance Agreement dated as of March 26, 2001, and Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001 (as amended, the "Agreement") solely in its capacity as a Lender, it being understood that the terms of the Agreement shall not apply to Tri-Links Investment Trust in its capacity as a holder of bonds issued by Doskocil Manufacturing Company, Inc. or to any other claims against Doskocil Manufacturing Company, Inc. held by Tri-Links Investment Trust.


                                    TRI-LINKS INVESTMENT TRUST


                                    By: /s/ DAVID A. VANASKEY, JR.
                                       ----------------------------------------
                                       Name: David A. Vanaskey, Jr.
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

         Reference is made to that certain Limited Forbearance Agreement (as amended to date, the "Agreement") dated as of February 14, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Reference is also hereby made to that certain Credit Agreement dated as of August 12, 1999, among the Borrower, Bank of America, N.A. as Administrative Agent, and the lenders party thereto. Bank of America, N.A., as Administrative Agent and as the sole Lender thereunder hereby agrees to forbear from exercising the rights and remedies available to them with respect to the Borrower only (and not with respect to any other Obligor as defined therein or with respect to the Senior Subordinated Notes or the holders thereof) under such Credit Agreement and the other Loan Documents as defined therein as a result of Events of Default which exist thereunder solely as a result of the Subject Events for the period and to the extent specified in this Agreement.

         Executed as of April 13, 2001.



                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent and as Lender


                                    By: /s/ JOHN W. WOODIEL III
                                       ----------------------------------------
                                        John W. Woodiel III
                                        Managing Director

         SIGNATURE PAGE to Fourth Amendment to Limited Forbearance Agreement dated as of April 13, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

         ACKNOWLEDGED AND AGREED to by the following Persons, each of whom hereby acknowledges and agrees that its obligations under the Support Agreement are not released, diminished, impaired, reduced, or otherwise adversely affected by the Agreement as amended hereby, and consents and agrees to this Amendment's execution and delivery.


                                    WESTAR CAPITAL II LLC



                                    By: /s/ JOHN W. CLARK
                                       ----------------------------------------
                                       Name: John W. Clark
                                            -----------------------------------
                                       Title: Managing Partner
                                             ----------------------------------


                                    WESTAR CAPITAL



                                    By: /s/ JOHN W. CLARK
                                       ----------------------------------------
                                       Name: John W. Clark
                                            -----------------------------------
                                       Title: Managing Partner
                                             ----------------------------------